LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED NOVEMBER 30, 2012

TO THE SUMMARY PROSPECTUS DATED JANUARY 31, 2012 OF

LEGG MASON GLOBAL CURRENTS INTERNATIONAL SMALL CAP OPPORTUNITY FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated January 31, 2012, as supplemented on May 31, 2012 and November 30, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated January 31, 2012, as supplemented on May 31, 2012, November 28, 2012 and November 30, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated September 30, 2011, are incorporated by reference into this Summary Prospectus.

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Summary Prospectus:

Effective January 1, 2013, the fund will be renamed ClearBridge International Small Cap Opportunity Fund.

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Summary Prospectus:

Effective on or about December 5, 2012, the name of the fund’s subadviser will change from Global Currents Investment Management, LLC to ClearBridge Global Currents Investment Management, LLC.

Please retain this supplement for future reference.

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